UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

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 Verint Systems Inc
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2022, the Board of Directors (the “Board”) of Verint Systems Inc. (“Verint” or the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Company, appointed Ms. Kristen O. Robinson to the Board, filling a newly created seat on the Board. She will serve for an initial term ending at the Company’s 2022 Annual Meeting of Stockholders.

Ms. Robinson has over 15 years of experience as a human resources executive at a number of global public companies. Ms. Robinson is currently the Chief People Officer at Splunk Inc., a software platform provider for monitoring, searching, analyzing, and visualizing machine-generated data for operational intelligence, application management, security and compliance, and analytics. Ms. Robinson has held this position since 2020. Prior to joining Splunk, Ms. Robinson served as the Chief Human Resources Officer at Pandora, a subscription-based music streaming service, from 2014 until 2019. Ms. Robinson has served in similar positions at other software and technology companies, including Yahoo! Inc., Verigy Ltd. and Agilent Technologies.

The Board has affirmatively determined that Ms. Robinson meets the qualifications of an independent director under NASDAQ Rule 5605(a)(2) and the Company’s Corporate Governance Guidelines.

Verint is not aware of any transactions with Ms. Robinson that would require disclosure under Item 404(a) of Regulation S-K. As a non-employee director, Ms. Robinson will participate in Verint's compensation program for non-employee directors as described under the caption "Director Compensation" in Verint's Proxy Statement filed with the Securities and Exchange Commission on May 7, 2021.

Ms. Robinson is expected to become a party to an Indemnification Agreement with Verint on the same basis as Verint's other directors, the terms of which are described in Verint's Annual Report on Form 10-K for the year ended January 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	February 18, 2022

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer